Exhibit 10.16

THIRD AMENDMENT TO

AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of September 14, 2017, is entered into among each of the parties listed on the signature pages hereto as a Continuing Originator (each a “Continuing Originator”; and collectively, the “Continuing Originators”), CUMBERLAND RIVER COAL LLC and LONE MOUNTAIN PROCESSING LLC (the “Released Originators”), and ARCH COAL, INC. (the “Company”).

RECITALS

1.The Company, the Continuing Originators and the Released Originators are parties to the Amended and Restated Purchase and Sale Agreement, dated as of January 13, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
2.The Company does not anticipate that the Released Originators will generate a material amount of Receivables going forward and has therefore requested the removal of the Released Originators from the Agreement.
3.In connection with this Amendment, the Released Originators are being removed from the Agreement as parties thereto in the capacity of an “Originator”.
4.The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.Certain Defined Terms.  Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.
SECTION 2.Amendments to the Agreement.  The Agreement is hereby amended as follows:
2.1Schedule I to the Agreement is hereby replaced in its entirety with Schedule I attached hereto.
2.2Schedule II to the Agreement is hereby replaced in its entirety with Schedule II attached hereto.
2.3Schedule IV to the Agreement is hereby replaced in its entirety with Schedule IV attached hereto.
2.4Schedule V to the Agreement is hereby replaced in its entirety with Schedule V attached hereto.

725112297 15494375

SECTION 3.Release of Released Originators.  The parties hereto hereby agree that upon the effectiveness of this Amendment, (i) the Released Originators shall no longer (a) be party to the Agreement or any other Transaction Document (including, for the avoidance of doubt, the Originator Performance Guaranty) and shall no longer have any obligations or rights thereunder and (b) sell any Receivables or Related Rights to the Company under the Agreement and (ii) none of the Company, the Continuing Originators, the Administrator, the Purchaser Agents or LC Bank will have any obligations or rights with respect to the Released Originators under the Agreement or any other Transaction Document (including, for the avoidance of doubt the Originator Performance Guaranty); provided, however, that nothing in this Section 3 shall (x) affect the delegation and assumption of duties, obligations and liabilities pursuant to Section 4 hereof or (y) otherwise derogate from any of the Released Originators’ agreements made pursuant to this Amendment .
SECTION 4.Delegation and Assumption of Released Originators’ Obligations.  Effective immediately prior to the removal of the Released Originators as parties to the Agreement and each of the other Transaction Documents pursuant to Section 3 above, each Released Originator hereby delegates to each of the Continuing Originators, and each of the Continuing Originators, jointly and severally, hereby assumes, all of the Released Originators’ duties, obligations and liabilities that have arisen or accrued prior to the date hereof under the Agreement and each of the other Transaction Documents.
SECTION 5.Acknowledgement and Agreement.  Each of the parties hereto hereby acknowledges and agrees that each of the Receivables and Related Rights heretofore sold, transferred or assigned by the Released Originators to the Company pursuant to the Agreement shall remain property of the Company and that the Company is not selling, transferring or assigning any such property to the Released Originators in connection with this Amendment.
SECTION 6.Representations and Warranties.  Each of the Continuing Originators (solely with respect to clause (a) below; it being understood and agreed that each Continuing Originator makes the representations and warranties set forth in clause (a) below solely with respect to itself, and no Continuing Originator makes the representations and warranties set forth in clause (b) or (c) below) and the Company hereby represents and warrants as follows:
(a)Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part.  This Amendment and the Agreement (except with respect to the Released Originators), as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.
(b)No Default.  Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Termination Event or Unmatured Termination Event exists or shall exist.
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(c)Net Receivables Pool Balance.  Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, the sum of (A) the Aggregate Capital plus the Adjusted LC Participation Amount, plus (B) the Total Reserves, will not exceed the sum of (A) the Net Receivables Pool Balance on the date hereof, plus (B) the Purchasers’ Share of the amount of Collections on deposit in the Lock-Box Accounts on the date hereof (other than amounts set aside therein representing Discount and fees).
SECTION 7.Authorization to File Financing Statements.  Upon the effectiveness of this Amendment, the Company and the Administrator each hereby authorizes the Released Originators to file (at the expense of the Released Originators) UCC-3 amendments in substantially the form of Exhibit A hereto terminating the UCC-1 financing statements identified on Exhibit B hereto.  Each of the Company and the Administrator further agrees to execute and deliver at the Company’s expense such other releases or termination statements as the Released Originators may reasonably request from time to time in connection with the release of its obligations granted pursuant to this Amendment.
SECTION 8.Effect of Amendment.  All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
SECTION 9.Effectiveness.  This Amendment shall become effective as of the date hereof upon receipt by the Administrator of duly executed counterparts of this Amendment by each of the parties hereto in form and substance reasonably satisfactory to the Administrator.
SECTION 10.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 11.Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
SECTION 12.Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
SECTION 13.Ratification.  After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that (a) the Performance Guaranty has continued and shall continue
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in full force and effect in accordance with its terms and (b) that each of the Continuing Originators’ obligations under Section 4 above shall constitute “Guaranteed Obligations” (under and as defined in the Performance Guaranty).
SECTION 14.  No Proceeding.  Each of the Released Originators hereby agrees that it will not institute, or join any other Person in instituting, against Arch Receivable Company, LLC any Insolvency Proceeding so long as any of the Seller’s obligations under the Receivables Purchase Agreement remains outstanding and for at least one year and one day following the day on which the Seller’s obligations under the Receivables Purchase Agreement are paid in full.
SECTION 15.Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

[Signatures begin on next page]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

ARCH COAL, INC.,

 By: /s/John T. Drexler_______________Name: John T. DrexlerTitle: Senior Vice President & Chief Financial

 Officer

725112297 15494375	S-1	Third Amendment to A&R PSA (Arch Coal)

CONTINUING ORIGINATORS:

ARCH COAL SALES COMPANY, INC.

ARCH ENERGY RESOURCES, LLC

ARCH WESTERN RESOURCES, LLC

MINGO LOGAN COAL COMPANY

MOUNTAIN COAL COMPANY, L.L.C.

THUNDER BASIN COAL COMPANY, L.L.C.

COALQUEST DEVELOPMENT LLC

HUNTER RIDGE COAL COMPANY

HUNTER RIDGE HOLDINGS, INC.

HUNTER RIDGE, INC.

ICG BECKLEY, LLC

ICG EAST KENTUCKY, LLC

ICG ILLINOIS, LLC

ICG, LLC

ICG NATURAL RESOURCES, LLC

ICG TYGART VALLEY, LLC

INTERNATIONAL COAL GROUP, INC.

MARINE COAL SALES COMPANY

SIMBA GROUP, INC.

UPSHUR PROPERTY, INC.

By: /s/John T. Drexler
Name:John T. Drexler
Title:Vice President & Treasurer

COAL-MAC, INC.

BRONCO MINING COMPANY, INC.

HAWTHORNE COAL COMPANY, INC.

KING KNOB COAL CO., INC.

MELROSE COAL COMPANY, INC.

PATRIOT MINING COMPANY, INC.

VINDEX ENERGY CORPORATION

WHITE WOLF ENERGY, INC. and

WOLF RUN MINING COMPANY

By: /s/Paul A. Lang
Name:Paul A. Lang
Title:Director/Manager

725112297 15494375	S-2	Third Amendment to A&R PSA (Arch Coal)

RELEASED ORIGINATORS:

CUMBERLAND RIVER COAL LLC

By: /s/John T. Drexler

Name: John T. Drexler
Title: Vice President & Treasurer

LONE MOUNTAIN PROCESSING LLC

By: John T. Drexler
Name: John T. Drexler
Title: Vice President & Treasurer

725112297 15494375	S-3	Third Amendment to A&R PSA (Arch Coal)

CONSENT TO:

PNC BANK, NATIONAL ASSOCIATION,

as Administrator and as a Purchaser Agent

By: /s/Michael Brown

Name: Michael Brown

Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,

as the LC Bank

By: /s/Michael Brown

Name: Michael Brown

Title:Senior Vice President

725112297 15494375	S-4	Third Amendment to A&R PSA (Arch Coal)

REGIONS BANK,

as a Purchaser Agent

By: /s/Mark A. Kassis
Name:Mark A. Kassis

Title: Senior Vice President

725112297 15494375	S-5	Third Amendment to A&R PSA (Arch Coal)

Schedule ILIST OF ORIGINATORS

Arch Coal Sales Company, Inc.

Arch Energy Resources, LLC

Arch Western Resources, LLC

Coal-Mac, Inc.

Mingo Logan Coal Company

Mountain Coal Company, L.L.C.

Thunder Basin Coal Company, L.L.C.

Bronco Mining Company, Inc.

CoalQuest Development LLC

Hawthorne Coal Company, Inc.

Hunter Ridge Coal Company

Hunter Ridge Holdings, Inc.

Hunter Ridge, Inc.

ICG Beckley, LLC

ICG East Kentucky, LLC

ICG Illinois, LLC

ICG, Inc.

ICG, LLC

ICG Natural Resources, LLC

ICG Tygart Valley, LLC

International Coal Group, Inc.

King Knob Coal Co., Inc.

Marine Coal Sales Company

Melrose Coal Company, Inc.

Patriot Mining Company, Inc.

Simba Group, Inc.

Upshur Property, Inc.

Vindex Energy Corporation

White Wolf Energy, Inc.

Wolf Run Mining Company

725112297 15494375	Schedule I-1

Schedule II

LOCATION OF EACH ORIGINATOR

Originator	Location
Arch Coal Sales Company, Inc.	Delaware
Arch Energy Resources, LLC	Delaware
Arch Western Resources, LLC	Delaware
Coal-Mac, Inc.	Kentucky
Mingo Logan Coal Company	Delaware
Mountain Coal Company, L.L.C.	Delaware
Thunder Basin Coal Company, L.L.C.	Delaware
Bronco Mining Company, Inc.	West Virginia
CoalQuest Development LLC	Delaware
Hawthorne Coal Company, Inc.	West Virginia
Hunter Ridge Coal Company	Delaware
Hunter Ridge Holdings, Inc.	Delaware
Hunter Ridge, Inc.	Delaware
ICG Beckley, LLC	Delaware
ICG East Kentucky, LLC	Delaware
ICG Illinois, LLC	Delaware
ICG, Inc.	Delaware
ICG, LLC	Delaware
ICG Natural Resources, LLC	Delaware
ICG Tygart Valley, LLC	Delaware
International Coal Group, Inc.	Delaware
King Knob Coal Co., Inc.	West Virginia
Marine Coal Sales Company	Delaware
725112297 15494375	Schedule II-1

Melrose Coal Company, Inc.	West Virginia
Patriot Mining Company, Inc.	West Virginia
Simba Group, Inc.	Delaware
Upshur Property, Inc.	Delaware
Vindex Energy Corporation	West Virginia
White Wolf Energy, Inc.	Virginia
Wolf Run Mining Company	West Virginia

725112297 15494375	Schedule II-2

Schedule IV

TRADE NAMES

Legal Name	Trade Names
Arch Coal Sales Company, Inc.
Arch Energy Resources, LLC
Arch Western Resources, LLC
Coal-Mac, Inc.	Phoenix Coal-Mac Mining, Inc.
Mingo Logan Coal Company
Mountain Coal Company, L.L.C.
Thunder Basin Coal Company, L.L.C.
Bronco Mining Company, Inc.
CoalQuest Development LLC
Hawthorne Coal Company, Inc.
Hunter Ridge Coal Company
Hunter Ridge Holdings, Inc.
Hunter Ridge, Inc.
ICG Beckley, LLC	ACI Beckley, LLC ACI Beckley
ICG East Kentucky, LLC
ICG Illinois, LLC	ACI Illinois, LLC
ICG, Inc.	ICG, Inc. of Delaware
ICG, LLC	ICG Coal, LLC
ICG Natural Resources, LLC	ACI Natural Resources, LLC ACI Natural Resources
ICG Tygart Valley, LLC	ACI Tygart Valley, LLC
International Coal Group, Inc.
King Knob Coal Co., Inc.
725112297 15494375	Schedule IV-1

Marine Coal Sales Company
Melrose Coal Company, Inc.
Patriot Mining Company, Inc.
Simba Group, Inc.
Upshur Property, Inc.
Vindex Energy Corporation
White Wolf Energy, Inc.
Wolf Run Mining Company

725112297 15494375	Schedule IV-2

Schedule V

LOCATION OF MINING OPERATIONS

ORIGINATOR	MINEHEAD	STATE	COUNTY
Arch Coal Sales Company, Inc.	N/A
Arch Energy Resources, LLC	N/A
Arch Western Resources, LLC	N/A
Coal-Mac, Inc.	Holden Ragland / Phoenix	West Virginia West Virginia	Logan Mingo
Mingo Logan Coal Company	Mountain Laurel	West Virginia	Logan
Mountain Coal Company, L.L.C.	West Elk	Colorado	Gunnison
Thunder Basin Coal Company, L.L.C.	Black Thunder Coal Creek	Wyoming Wyoming	Campbell Campbell
Bronco Mining Company, Inc.	N/A
CoalQuest Development LLC	N/A
Hawthorne Coal Company, Inc.	N/A
Hunter Ridge Coal Company	N/A
Hunter Ridge Holdings, Inc.	N/A
Hunter Ridge, Inc.	N/A
ICG Beckley, LLC	Beckley	West Virginia	Raleigh
ICG East Kentucky, LLC	East Kentucky	Kentucky	Pike
ICG Illinois, LLC	Viper	Illinois	Sangamon
ICG, Inc.	N/A
725112297 15494375	Schedule V-1

ORIGINATOR	MINEHEAD	STATE	COUNTY
ICG, LLC	N/A
ICG Natural Resources, LLC	N/A
ICG Tygart Valley, LLC	Tygart Valley	West Virginia	Taylor
International Coal Group, Inc.	N/A
King Knob Coal Co., Inc.	N/A
Marine Coal Sales Company	N/A
Melrose Coal Company, Inc.	N/A
Patriot Mining Company, Inc.	Patriot Mining	West Virginia	Monogalia
Simba Group, Inc.	N/A
Upshur Property, Inc.	N/A
Vindex Energy Corporation	Vindex Energy Vindex Energy Vindex Energy	Maryland Maryland West Virginia	Allegany Garrett Grant
White Wolf Energy, Inc.	N/A
Wolf Run Mining Company	Buckhannon Harrison Buckhannon Harrison Sentinel	West Virginia West Virginia West Virginia	Upshur Harrison Barbour

725112297 15494375	Schedule V-2

Exhibit A

UCC-3 TERMINATION STATEMENTS TO BE FILED

(attached)

725112297 15494375	Exhibit A-1	Third Amendment to A&R PSA (Arch Coal)

Exhibit B

UCC-1 FINANCING STATEMENTS TO BE TERMINATED

Released Originator	Filing Office	Identification Number	Filing Date
Cumberland River Coal LLC	Secretary of State of Delaware	2006 6050555 2	2/10/2006
Cumberland River Coal LLC	Letcher County, KY	KY Book 12, Page 4	2/26/2010
Cumberland River Coal LLC	Wise County, VA	201000007	3/1/2010
Lone Mountain Processing LLC	Secretary of State of Delaware	2006 60505636	2/10/2006
Lone Mountain Processing LLC	Harlan County, KY	82961 Book 10 Page 580	2/26/2010
Lone Mountain Processing LLC	Lee County, VA	VA 2010-010	3/1/2010

725112297 15494375	Exhibit B-1	Third Amendment to A&R PSA (Arch Coal)